LEASES	12 Months Ended
Dec. 31, 2024
Leases
LEASES

NOTE 9 - LEASES

The Company currently has a 3-year lease for its offices, with an option to extend for another 3 years. In January 2024, the lease was amended, extending the term to March 31, 2030. This amendment resulted in an increase of $637 in Lease Liability and Operating Lease Right-of-Use Asset due to lease modification. The Company also leases several vehicles, each for a 3-year term.

Eye-Net had a lease for its offices with an option to extend for an additional 3 years, which was not exercised. As a result, the lease ended on December 15, 2024, leading to a decrease of $479 in Lease Liability and Operating Lease Right-of-Use Asset due to lease modification. The Company has no finance leases.

Supplemental cash flow information related to operating leases was as follows:

	Year Ended December 31,
	2024	2023	2022
Cash payments for operating leases	$546	$537	$550
Lease operating expenses	$355	$562	$588
New operating lease assets obtained in exchange for operating lease liabilities	$1,734	$154	$—

As of December 31, 2024, the Company’s operating leases had a weighted average remaining lease term of 5.2 years and a weighted average discount rate of 8%. Future lease payments under operating leases as of December 31, 2024, were as follows:

Operating Leases
2025	399
2026	363
2027	349
2028	349
2029	349
2030	87
Total future lease payments	1,896
Less imputed interest	335
Total lease liability balance	1,561